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                                                                   EXHIBIT 10.1

                        GUARANTY AND SURETYSHIP AGREEMENT

         THIS GUARANTY AND SURETYSHIP AGREEMENT (as modified and supplemented and in effect from time to time, this "Guaranty") is executed and delivered as of this 31st day of March, 1998 by ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, with offices at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin, 53005, Attention: Thomas E. Komula, Telefax Number (414) 789-6182 ("Guarantor"), in favor of NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, with offices at 2 World Financial Center, Building B, New York, New York 10281-1198, Attention: Christopher Tierney, Telefax Number (212) 667-1666 (together with its successors and assigns, "Lender"), to secure certain obligations of ALS-VENTURE I, INC., a Delaware corporation, with offices at c/o Alternative Living Services, Inc. 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin, 53005, Attention: Thomas E. Komula, Telefax. Number (414) 789-6182 (the "Borrower").

                                   BACKGROUND

     A. Lender is lending to Borrower an initial principal amount of Thirty One Million Dollars ($31,000,000) which amount may be increased by the Earn-Out Advance provided the terms of the Loan Agreement are satisfied (the "Loan"). The Loan is evidenced by a Loan Agreement between Lender and Borrower, dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Loan Agreement"), a Promissory Note of even date herewith, and certain other collateral documents, all dated of even date herewith. Capitalized terms when used herein without definition shall have the same meaning as defined in the Loan Agreement.

     B. In order to induce Lender to make the Loan, Guarantor has agreed to execute and deliver this Guaranty to Lender.

                                   AGREEMENTS



     In consideration of the premises recited above, and intending to be legally bound hereby, the Guarantor, hereby agrees:

     1. Obligations. The following guarantees and obligations (together, the "obligations") are undertaken by Guarantor:


          (a) Guarantor hereby unconditionally, absolutely and irrevocably guarantees and becomes surety to Lender for the prompt payment of the entire amount of the Indebtedness in strict accordance with the terms of the Loan Agreement. The obligations of Guarantor constitute a guarantee of payment and not merely of collection, are absolute and



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unconditional under all circumstances and shall not in any event be discharged, impaired, or otherwise affected except by payment to Lender. Guarantor agrees that it will upon notice from Lender that any Event of Default has occurred under the Note or under any Loan Document, pay directly to Lender all of the then outstanding Indebtedness. Guarantor further agrees that any payment required hereunder will be made to Lender regardless of whether such sums have become due by reason of the maturity of the Note, acceleration of the Indebtedness or otherwise. The proceeds of any amounts paid pursuant to this Guaranty will be applied in such order and in such manner as Lender may elect in its sole discretion.

               (b) Lender shall have the right to require Guarantor to pay, comply with and satisfy its obligations and liabilities under this Guaranty and shall have the right to proceed immediately against Guarantor with respect thereto, without being required to bring any proceeding or take any action of any kind against Borrower or any other guarantor or any other person, entity or property prior thereto, the liability of Guarantor hereunder being independent of and separate from the liability of Borrower, any other guarantors and persons and the availability of other collateral security for the Note and the Loan Documents.

          2. Cancellation. This Guaranty and all obligations and liabilities of Guarantor hereunder will be cancelled on the date on which the Difference plus any applicable hedging or interest rate management brokerage costs incurred by Lender on the Stabilization Date Payment Date are paid to Lender; provided, however, that this Guaranty shall be reinstated and remain in full force and effect for so long as such payment may be voided or rescinded in bankruptcy proceedings as a preference or for any other reason.

          3. Costs and Fees. Guarantor hereby agrees that if it does not satisfy its obligations under this Guaranty in accordance with the terms hereof, the same shall be considered an Event of Default hereunder and Lender shall have the right, in addition to the other rights described in this Guaranty, to collect from Guarantor all costs, fees and expenses (including reasonable attorneys' fees) incurred by Lender in connection with the enforcement of this Guaranty against Guarantor, as well as interest on the unpaid liability hereunder at the Default Rate set forth in the Note, from and after the date any Event of Default occurs and is continuing through the date of payment.

          4. Bankruptcy of Borrower or Guarantor. The obligations of Guarantor under this Guaranty shall not be discharged, impaired or otherwise affected by the insolvency, bankruptcy, liquidation, readjustment, composition, dissolution or other similar proceeding involving or affecting Borrower or Guarantor, proceedings affecting the ownership of any of the above through merger, consolidation or otherwise, inconsistent orders in or claims by parties to any such proceedings or other release of obligations by operation of law.

          5.   Agreements and Waivers. Guarantor hereby:

               (a) agrees that its obligations hereunder shall not be released or otherwise affected by (and hereby waives notice of) any agreement, amendment, release,



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suspension, compromise, forbearance, indulgence, waiver, extension, renewal, supplement or modification of any of the Loan Documents, or any other obligations of Borrower to Lender;

               (b) consents that Lender may, without affecting the liability of Guarantor under this Guaranty, (i) exchange, release or surrender any property pledged by or on behalf of Borrower or any other guarantor of any liabilities of Borrower to Lender, (ii) renew or change, with and subject to the consent of Borrower, the terms of any of Borrower's liabilities to Lender, or (iii) waive any of Lender's rights or remedies against Borrower or any other guarantor of any obligations of Borrower;

               (c)  Intentionally omitted;

               (d) agrees that its liability under this Guaranty shall be in addition to that stated in any other guaranty that may be hereafter given by the undersigned and shall not be reduced or affected by any payment made under any such guaranty;

               (e) agrees that any failure or delay by Lender to exercise any right under this Guaranty or under any other guaranty or with respect to any of the Loan Documents or otherwise with respect to the Indebtedness shall not be construed as a waiver of the right to exercise the same or any other right hereunder at any time and from time to time thereafter;

               (f) consents that its obligations under this Guaranty shall not be affected by any of Borrower's liabilities to Lender in excess of the amounts guaranteed hereunder;

               (g) agrees that Lender shall not, under any circumstances, be required to exhaust remedies or proceed against Borrower, other sureties, parties, or any other security for the Indebtedness before proceeding under this Guaranty against Guarantor;

               (h) agrees that under no circumstances (other than payment in full of the Loan) shall it become subrogated to the claims or liens of Lender against Borrower or any other guarantor and that all amounts due to Lender shall have priority over any amounts, whether or not related to the Loan Documents, payable now or hereafter from Borrower to Guarantor;

               (i) agrees that the obligations undertaken in this Guaranty shall not be affected by the lack of validity or enforceability of any Loan Document, any change in the time, manner or place of payment or in any other term in respect of any of the Indebtedness or any other amendment or waiver or a consent to or any departure from the Loan Documents;

               (j) agrees it will neither take or cause to be taken any action, or permit any inaction, which will violate or cause a default under any of the Loan Documents;

               (k) waives the right to marshalling of Borrower's assets or any stay of execution and the benefit of all exemption laws, to the extent permitted by law, other



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protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against it;

               (l) agrees that no single exercise of the power to bring any action or institute any proceeding shall be deemed to exhaust such power, but such power shall continue undiminished and may be exercised from time to time as often as Lender may elect until all of Guarantor's liabilities and obligations hereunder have been satisfied;

               (m) agrees that its liability under this Guaranty shall in no way be released or otherwise affected by the commencement, existence or completion of any proceeding against Borrower, any other guarantors or any other person or entity or otherwise with respect to the collection of the Indebtedness; and Lender shall be under no obligation to take any action and shall not be liable for any action taken or any failure to take action or any delay in taking action against Guarantor, Borrower or any other person or entity or otherwise with respect to the Indebtedness;

               (n) waives any notice of (i) Lender's intention to act in reliance of this Guaranty, (ii) any presentment, demand, protest or notice of dishonor, nonpayment or other default with respect to the Indebtedness, and
(iii) the commencement or prosecution of any enforcement proceeding against Borrower or guarantor or any other person or entity with respect to the Indebtedness or otherwise;

               (o) represents and acknowledges that the indebtedness evidenced by the Note is and will be of direct benefit, interest and advantage to it; and

               (p) irrevocably waives all claims of waiver, release, surrender, alteration or compromise and all defenses, set-offs, counterclaims, recoupments, reductions, limitations or impairments and any other available defense at law or in equity.

          6.   Financial Reporting.

               (a) Guarantor shall keep and maintain or shall cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP, books, records and accounts reflecting in reasonable detail all of the financial affairs of the Guarantor and all items of income and expense in connection with the operation of the Facility and in connection with any services, equipment or furnishings provided in connection with the operation of the Facility. Lender, at Lender's cost and expense, whether such income or expense may be realized by Guarantor or by any other Person whatsoever, shall have the right from time to time at all times during normal business hours upon reasonable prior written notice to the Guarantor to examine such books, records and accounts at the office of the Guarantor or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, the Guarantor shall pay any reasonable costs and expenses incurred by Lender to examine the Guarantor's books, records and accounts




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as Lender shall determine in Lender's sole discretion to be necessary or appropriate in the protection of Lender's interest.

               (b)  Guarantor shall furnish to Lender annually within ninety
(90) days following the end of each Fiscal Year, a true, complete and correct copy of Guarantor's financial statements audited by KPMG Peat Marwick or other Big Six accounting firm or other firm acceptable to Lender in Lender's reasonable discretion which shall (a) be in form and substance acceptable to Lender in Lender's reasonable discretion, (b) be prepared in accordance with GAAP, (c) include, without limitation, a statement of operations (profit and loss), a statement of cash flows, a consolidated balance sheet, (d) be accompanied by an Officer's Certificate from a senior executive of Guarantor certifying as of the date thereof (x) that such statement and the material described in clause (z) below are true, correct, complete and accurate and fairly reflects the results of operations and financial condition of the Guarantor for the relevant period, (y) notice of whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same and (z) attaches such other information or reports as shall be reasonably required by lender or any applicable Rating Agency, to the extent not included with the Guarantor's financial statement and (e) be accompanied by an opinion from an Independent certified public accountant acceptable to Lender in Lender's sole discretion.

               (c) Guarantor shall furnish or caused to be furnished to Lender annually within forty-five (45) days following the end of each Fiscal Year, a true, complete and correct copy of Guarantor's unaudited financial statement which shall (a) be in form and substance acceptable to Lender in Lender's reasonable discretion, (b) on a basis of accounting consistent with Guarantor's audited financial statements (which audited financial statements shall be prepared in accordance with GAAP), (c) include, without limitation, a statement of operations (profit and loss), a consolidated balance sheet and such other information or reports as shall be reasonably requested by Lender and (d) be accompanied by an Officer's Certificate from a senior executive of Guarantor certifying as of the date thereof (x) that such statement is true, correct, complete and accurate and fairly reflects the results of operations, and financial condition of Guarantor for the relevant period, and (y) notice of whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

               (d) Guarantor shall furnish to Lender within forty-five (45) day following the end of each calendar quarter, a true, correct and complete quarterly unaudited financial statement for Guarantor which shall (a) be in form and substance acceptable to Lender in Lender's reasonable discretion, (b) on a basis of accounting consistent with Guarantor's audited financial statements (which audited financial statements shall be prepared in accordance with GAAP),
(c) include, without limitation a statement of operations (profit and loss), a consolidated balance sheet and such other

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information or reports as shall be reasonably requested by Lender and (d) be accompanied by an Officer's Certificate from a senior executive of Guarantor certifying as of the date thereof (x) that such statement is true, correct, complete and accurate and fairly reflects the results of operations and financial condition of Guarantor for the relevant period, and (y) notice of whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

               (e)  Intentionally deleted.

               (f) Guarantor shall furnish to Lender, within ten (10) Business Days after request, such further information with respect to the operation of the Facilities and the financial affairs of Guarantor as may be requested by Lender, including without limitation all business plans pertaining to the Facilities prepared for Guarantor.

               (g) Guarantor shall furnish to Lender, within ten (10) Business Days after request, such further information regarding any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA as may be requested by Lender.

               (h) Guarantor shall, concurrently with Guarantor's delivery to Lender, provide a copy of the items required to be delivered to Lender under this Section to any servicer and/or special servicer that may be retained in conjunction with the Loan.

               (i) Guarantor shall furnish to Lender such other financial information with respect to Guarantor or the Facility as Lender may reasonably request.

               (j) Guarantor shall furnish or shall cause to be furnished to Lender, within fifteen (15) days of the receipt by Guarantor any and all notices (regardless of form) from any licensing and/or certifying agency that any License of any Facility is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered to downgrade to a substandard category, revoke, or suspend any License or certification.

               (k)  Intentionally deleted.

               (l) Guarantor shall furnish to Lender, within fifteen (15) Business Days of Guarantor's receipt, a copy licensing agency survey or report reflecting material adverse findings and any statement of material deficiencies, and within the time period required by the particular agency for furnishing a plan of correction also shall furnish or cause to be furnished to Lender a copy of the plan of correction generated from such survey or report for any Facility, and correct or cause to be corrected any deficiency, the curing of which is a condition of continued licensure by the date required for cure by such agency (plus extensions granted by such agency).

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               7.   Governing Law. (a) This Guaranty was negotiated in New York, and made by the Guarantor and accepted by Lender in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Guaranty, and this Guaranty shall be governed by and construed in accordance with the laws of the State of New York pursuant to
Section 5-1401 of the New York General Obligations Law.

               (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE GUARANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. THE GUARANTORS DOES HEREBY DESIGNATE AND APPOINT, C/O CT CORPORATION SYSTEM, CURRENTLY LOCATED AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS (OR AT SUCH OTHER OFFICE AS MAY BE DESIGNATED BY GUARANTOR FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS HEREOF) WITH A COPY TO GUARANTOR AT ITS PRINCIPAL EXECUTIVE OFFICES, ATTENTION: GENERAL COUNSEL AND WRITTEN NOTICE OF SAID SERVICE OF THE GUARANTOR MAILED OR DELIVERED TO THE GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE GUARANTOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

               8. Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Guaranty, or consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by the Guarantor and Lender, and then such waiver or consent shall be




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effective only in the specific instance, and for the purpose, for which given.
Except as otherwise expressly provided herein, no notice to or demand on the Guarantor shall entitle the Guarantor to any other or future notice or demand in the same, similar or other circumstances.

               9. Delay Not a Waiver. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

               10. Notices. All notices, requests, demands, directions and other communications which may or are required to be given, served or sent by Guarantor or the Lender to the other shall be given, served or sent as provided in the Loan Agreement and shall be effective in accordance with the terms of the Loan Agreement provided that notices to the Guarantor shall be sent to the address set forth for the Guarantor in the first paragraph of this Guaranty.

               11. TRIAL BY JURY. GUARANTOR AND LENDER, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS GUARANTY.

               12. Headings. The Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

               13. Assignment. Lender shall have the right to assign in whole or in part this Guaranty and the obligations hereunder to any Person.

               14. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

               15. Waiver of Counterclaim. The Guarantor hereby waives the right to assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

                       [Signature on the following page]



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          IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty the date first written above.

                                        GUARANTOR

                                        ALTERNATIVE LIVING SERVICES, INC., a
                                        Delaware corporation

                                        By:
                                             -----------------------------------
                                             David Boitano
                                             Vice President

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